                                                                    EXHIBIT 99.1



CONTACT:
Media Relations                                               Investor Relations
Diana Cartwright                                              Jenifer Kirtland
Maxtor Corporation                                            Maxtor Corporation
408-894-5951                                                  408-324-7056

                 MAXTOR CORPORATION REPORTS SECOND QUARTER 2003
                                FINANCIAL RESULTS

     COMPANY ACHIEVES REVENUE OF $910.9 MILLION; NET INCOME ON A GAAP BASIS
           OF $6.2 MILLION; AND PRO FORMA NET INCOME OF $27.0 MILLION

       Profits Driven by Improved Operating Efficiencies, Cost Management
                                and Product Mix

MILPITAS, Calif., July 22, 2003 -- Maxtor Corporation (NYSE: MXO) today announced its financial results for the second quarter ended June 28, 2003. Revenue for the quarter was $910.9 million. The Company reported net income on a GAAP basis of $6.2 million, or $0.03 per share. Included in the GAAP net income was a charge of $20.6 million for the amortization of intangible assets and $0.2 million in stock compensation expense. On a pro forma basis, excluding these charges, Maxtor reported net income of $27.0 million, or $0.11 per share. During the third quarter of 2002, the Company shut down its network attached storage business and, as a result, net income in prior periods has been reclassified to reflect both continuing and discontinued operations. In the second quarter of 2002, Maxtor reported revenue of $885.4 million from continuing operations and a loss from continuing operations on a GAAP basis of $103.3 million, or $(0.43) per share. Excluding $20.6 million for amortization of intangible assets and $0.6 million in stock compensation expense, the pro forma loss from continuing operations was $82.1 million, or $(0.34) per share in the second quarter of 2002.

      "We are pleased with our second quarter financial results, which were achieved during the seasonally weakest quarter of the year for the industry," said Paul Tufano, president and chief executive officer. "We met our commitments for volume and revenue and exceeded our pro forma profitability target. This was the result of our continued focus on operating efficiency and cost management, as well as a higher percentage of sales of 80 GB areal density desktop drives and SCSI server drives."

      Maxtor shipped 12.2 million hard drives in the second quarter. The gross profit margin was 16.4%. Operating expenses on a GAAP basis totaled $135.7 million. Excluding amortization of intangible assets of $20.6 million and stock compensation expense of $0.2 million, operating expenses on a pro forma basis declined to $115.0 million.

      "We were especially pleased with the growth in hard drives sold to consumer electronics OEM customers, primarily for PVR, DVR and set-top box applications," Mr. Tufano continued. "Shipments to these customers totaled 1,160,000 in the second quarter. Our server business also grew substantially from the first quarter. We shipped 574,000 SCSI drives in the second quarter compared with 460,000 in the first, reflecting increased volume shipments of the Atlas 10K IV 36 GB per platter drives and the initial ramp of our Atlas 15K SCSI drives. With the transition to 80 GB areal density essentially complete; a broader line of server drives and our leading position in consumer electronic applications, Maxtor is well-positioned as we enter the seasonally robust second half of the year."

ABOUT MAXTOR

Maxtor Corporation (www.maxtor.com) is one of the world's leading suppliers of information storage solutions. The company has an expansive line of storage products for desktop computers, near-line storage, high-performance Intel-based servers, and consumer electronics. Maxtor has a reputation as a proven market leader built by consistently providing high-quality products and service and support for its customers. Maxtor and its products can be found at www.maxtor.com or by calling toll-free (800) 2-MAXTOR. Maxtor is traded on the NYSE under the MXO symbol.

This release contains forward-looking statements. These statements are based on current expectations and are subject to risks and uncertainties which could materially affect the company's results, including, but not limited to, market demand for hard disk drives, market acceptance of the company's products, the company's ability to execute future development and production ramps and utilize manufacturing assets efficiently, changes in product and customer mix, the availability of components, pricing trends, actions by competitors, international security and political stability, and general economic and industry conditions. These and other risk factors are contained in periodic reports filed with the SEC, including, but not limited to, the Form 10-K for fiscal 2002 and recent 10-Qs. Maxtor is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

CONFERENCE CALL

Maxtor has scheduled a conference call for analysts and investors today July 22, 2003, at 2:30 p.m. PT to discuss the second quarter results and to provide an outlook on the third quarter of 2003. Financial and statistical information to be discussed in the call will be available on the Company's website immediately prior to the commencement of the call. Additional information, including the most directly comparable GAAP financial measures to any non-GAAP financial measures discussed on the call are also posted on the Company's website. The dial-in number for the live call is (800) 597-0731. The call will be webcast on the company's site at www.maxtor.com. There will be a replay available shortly following the call through April 29, 2003. The dial-in number for the replay is
(800) 252-6030, access code: 17903061.

                               MAXTOR CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                                 June 28,          December 28,
                                                                   2003                2002
                                                                ----------          ----------
ASSETS
Current assets:
   Cash and cash equivalents                                    $  483,984          $  306,444
   Restricted cash                                                  55,020              56,747
   Marketable securities                                            87,614              87,507
   Accounts receivable, net                                        436,800             363,664
   Inventories                                                     232,630             175,545
   Prepaid expenses and other                                       60,788              33,438
                                                                ----------          ----------
         Total current assets                                    1,356,836           1,023,345
Property, plant and equipment, net                                 322,892             364,842
Goodwill and other intangible assets, net                          919,730             960,849
Other assets                                                        14,974              11,798
                                                                ----------          ----------
         Total assets                                           $2,614,432          $2,360,834
                                                                ==========          ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Short-term borrowings, including current portion of
   long-term debt                                               $   88,754          $   41,042
   Accounts payable                                                641,721             642,206
   Accrued and other liabilities                                   456,438             471,750
   Liabilities of discontinued operations                            5,506              11,646
                                                                ----------          ----------
      Total current liabilities                                  1,192,419           1,166,644
Deferred taxes                                                     196,455             196,455
Long-term debt                                                     425,967             206,343
Other liabilities                                                  192,200             199,071
                                                                ----------          ----------
         Total liabilities                                       2,007,041           1,768,513
Total stockholders' equity                                         607,391             592,321
                                                                ----------          ----------
         Total liabilities and stockholders'
         equity                                                 $2,614,432          $2,360,834
                                                                ==========          ==========

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                          Three months ended                           Six months ended
                                                   -----------------------------------         -----------------------------------
                                                      June 28,              June 29,             June 28,               June 29,
                                                       2003                   2002                 2003                   2002
                                                   -------------         -------------         -------------         -------------
Net revenues                                       $     910,903         $     885,350         $   1,849,792         $   1,921,450
Cost of revenues                                         761,657               825,960             1,528,699             1,748,294
                                                   -------------         -------------         -------------         -------------
Gross profit                                             149,246                59,390               321,093               173,156
Operating expenses:
        Research and development                          84,218               104,052               170,879               207,110
        Selling, general and administrative               30,967                35,318                62,899                76,670
        Amortization of intangible assets                 20,562                20,562                41,124                41,124
                                                   -------------         -------------         -------------         -------------
                Total operating expenses                 135,747               159,932               274,902               324,904
                                                   -------------         -------------         -------------         -------------
Income/(loss) from operations                             13,499              (100,542)               46,191              (151,748)
Interest expense                                          (8,325)               (6,562)              (13,747)              (13,108)
Interest and other income                                  1,459                 2,376                 2,786                 5,405
Other gain/(loss)                                             --                 1,577                    88                 1,577
                                                   -------------         -------------         -------------         -------------
Income/(loss) from continuing operations
  before income taxes                                      6,633              (103,151)               35,318              (157,874)
Provision for income taxes                                   437                   152                 1,714                   806
                                                   -------------         -------------         -------------         -------------
Income/(loss) from continuing operations                   6,196              (103,303)               33,604              (158,680)
Loss from discontinued operations                             --                (5,699)                   --               (15,360)
                                                   -------------         -------------         -------------         -------------
Net Income/(loss)                                  $       6,196         $    (109,002)        $      33,604         $    (174,040)
                                                   =============         =============         =============         =============
Net income/(loss) per share - basic
Continuing operations                              $        0.03         $       (0.43)        $        0.14         $       (0.67)
Discontinued operations                            $          --         $       (0.03)        $          --         $       (0.06)
Net income/(loss) per share - diluted
Continuing operations                              $        0.03         $       (0.43)        $        0.14         $       (0.67)
Discontinued operations                            $          --         $       (0.03)        $          --         $       (0.06)
Shares used in per share calculation
               -basic                                241,120,075           238,803,423           242,382,530           237,892,949
               -diluted                              245,259,831           238,803,423           245,999,915           237,892,949

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                                 Three months ended
                                                ------------------------------------------------------
                                                     GAAP                                 Pro Forma
                                                   June 28,          Pro Forma             June 28,
                                                     2003           Adjustments              2003
                                                -------------      -------------         -------------
Net revenues                                    $     910,903      $          --         $     910,903
Cost of revenues                                      761,657                (21)(1)           761,636
                                                -------------      -------------         -------------
Gross profit                                          149,246                 21               149,267
Operating expenses:
        Research and development                       84,218               (136)(1)            84,082
        Selling, general and administrative            30,967                (66)(1)            30,901
        Amortization of intangible assets              20,562            (20,562)(3)                --
                                                -------------      -------------         -------------
               Total operating expenses               135,747            (20,764)              114,983
                                                -------------      -------------         -------------
Income/(Loss) from operations                          13,499             20,785                34,284
Interest expense                                       (8,325)                --                (8,325)
Interest and other income                               1,459                 --                 1,459
Other gain                                                 --                 --                    --
                                                -------------      -------------         -------------
Income/(Loss) from continuing operations
  before income taxes                                   6,633             20,785                27,418
Provision for income taxes                                437                 --                   437
                                                -------------      -------------         -------------
Income/(Loss) from continuing operations                6,196             20,785                26,981
Income/(Loss) from discontinued operations                 --                 --                    --
                                                -------------      -------------         -------------
Net income/(loss)                                       6,196             20,785                26,981
                                                =============      =============         =============
Net income/(loss) per share - basic
Continuing operations                           $        0.03                            $        0.11
Discontinued operations                         $          --                            $          --
                                                -------------                            -------------
Total                                           $        0.03                            $        0.11
                                                =============                            =============
Net income/(loss) per share - diluted
Continuing operations                           $        0.03                            $        0.11
Discontinued operations                         $          --                            $          --
                                                -------------                            -------------
Total                                           $        0.03                            $        0.11
                                                =============                            =============
Shares used in per share calculation
               -basic                             241,120,075                              241,120,075
               -diluted                           245,259,831                              245,259,831

                                                                  Three months ended
                                                ------------------------------------------------------
                                                    GAAP                                   Pro Forma
                                                  June 29,           Pro Forma              June 29,
                                                    2002            Adjustments               2002
                                                -------------      -------------         -------------
Net revenues                                    $     885,350      $          --         $     885,350
Cost of revenues                                      825,960                (48)(2)           825,912
                                                -------------      -------------         -------------
Gross profit                                           59,390                 48                59,438
Operating expenses:
        Research and development                      104,052               (408)(2)           103,644
        Selling, general and administrative            35,318               (144)(2)            35,174
        Amortization of intangible assets              20,562            (20,562)(3)                --
                                                -------------      -------------         -------------
               Total operating expenses               159,932            (21,114)              138,818
                                                -------------      -------------         -------------
Income/(Loss) from operations                        (100,542)            21,162               (79,380)
Interest expense                                       (6,562)                --                (6,562)
Interest and other income                               2,376                 --                 2,376
Other gain                                              1,577                 --                 1,577
                                                -------------      -------------         -------------
Income/(Loss) from continuing operations
  before income taxes                                (103,151)            21,162               (81,989)
Provision for income taxes                                152                 --                   152
                                                -------------      -------------         -------------
Income/(Loss) from continuing operations             (103,303)            21,162               (82,141)
Income/(Loss) from discontinued operations             (5,699)               768(4)             (4,931)
                                                -------------      -------------         -------------
Net income/(loss)                                    (109,002)            21,930               (87,072)
                                                =============      =============         =============
Net income/(loss) per share - basic
Continuing operations                           $       (0.43)                           $       (0.34)
Discontinued operations                         $       (0.03)                           $       (0.02)
                                                -------------                            -------------
Total                                           $       (0.46)                           $       (0.36)
                                                =============                            =============
Net income/(loss) per share - diluted
Continuing operations                           $       (0.43)                           $       (0.34)
Discontinued operations                         $       (0.03)                           $       (0.02)
                                                -------------                            -------------
Total                                           $       (0.46)                           $       (0.36)
                                                =============                            =============
Shares used in per share calculation
               -basic                             238,803,423                              238,803,423
               -diluted                           238,803,423                              238,803,423

(1) Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $0.2 million.

(2) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $0.6 million.

(3)   Amount reflects amortization of intangible assets of $20.6 million.

(4) Amount reflects amortization of intangible assets of $0.8 million from discontinued operations.

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                                               Six months ended
                                                                 --------------------------------------------
                                                                      GAAP                       Pro Forma
                                                                    June 28,      Pro Forma       June 28,
                                                                      2003       Adjustments        2003
                                                                 -------------   -----------    -------------
Net revenues                                                     $   1,849,792                  $   1,849,792

Cost of revenues                                                     1,528,699          (42)(1)     1,528,657
                                                                 -------------     --------     -------------
Gross profit                                                           321,093           42           321,135

Operating expenses:
        Research and development                                       170,879         (322)(1)       170,557
        Selling, general and administrative                             62,899         (132)(1)        62,767
        Amortization of intangible assets                               41,124      (41,124)(3)             0
                                                                 -------------     --------     -------------
               Total operating expenses                                274,902      (41,578)          233,324
                                                                 -------------     --------     -------------

Income/(Loss) from operations                                           46,191       41,620            87,811

Interest expense                                                       (13,747)           0           (13,747)
Interest and other income                                                2,786            0             2,786
Other gain                                                                  88            0                88
                                                                 -------------     --------     -------------

Income/(Loss) from continuing operations before income taxes            35,318       41,620            76,938
Provision for income taxes                                               1,714            0             1,714
                                                                 -------------     --------     -------------

Income/(Loss) from continuing operations                                33,604       41,620            75,224
Income/(Loss) from discontinued operations                                   0            0                 0
                                                                 -------------     --------     -------------
Net income/(loss)                                                $      33,604     $ 41,620     $      75,224
                                                                 =============     ========     =============


Net income/(loss) per share - basic
Continuing operations                                            $        0.14                  $        0.31
Discontinued operations                                          $          --                  $          --
                                                                 -------------                  -------------
Total                                                            $        0.14                  $        0.31
                                                                 =============                  =============

Net income/(loss) per share - diluted
Continuing operations                                            $        0.14                  $        0.31
Discontinued operations                                          $          --                  $          --
                                                                 -------------                  -------------
Total                                                            $        0.14                  $        0.31
                                                                 =============                  =============
Shares used in per share calculation
               -basic                                              242,382,530                    242,382,530
               -diluted                                            245,999,915                    245,999,915

                                                                                 Six months ended
                                                                 -------------------------------------------------
                                                                      GAAP                              Pro Forma
                                                                    June 29,           Pro Forma         June 29,
                                                                      2002            Adjustments         2002
                                                                 -------------        -----------    -------------
Net revenues                                                     $   1,921,450          $      -     $   1,921,450

Cost of revenues                                                     1,748,294              (442)(2)     1,747,852
                                                                 -------------          --------     -------------
Gross profit                                                           173,156               442           173,598

Operating expenses:
        Research and development                                       207,110            (3,756)(2)       203,354
        Selling, general and administrative                             76,670            (1,325)(2)        75,345
        Amortization of intangible assets                               41,124           (41,124)(3)             0
                                                                 -------------          --------     -------------
               Total operating expenses                                324,904           (46,205)          278,699
                                                                 -------------          --------     -------------

Income/(Loss) from operations                                         (151,748)           46,647          (105,101)

Interest expense                                                       (13,108)                0           (13,108)
Interest and other income                                                5,405                 0             5,405
Other gain                                                               1,577                 0             1,577
                                                                 -------------          --------     -------------

Income/(Loss) from continuing operations before income taxes          (157,874)           46,647          (111,227)
Provision for income taxes                                                 806                 0               806
                                                                 -------------          --------     -------------

Income/(Loss) from continuing operations                              (158,680)           46,647          (112,033)
Income/(Loss) from discontinued operations                             (15,360)            1,536(4)        (13,824)
                                                                 -------------          --------     -------------
Net income/(loss)                                                $    (174,040)         $ 48,183     $    (125,857)
                                                                 =============          ========     =============


Net income/(loss) per share - basic
Continuing operations                                            $       (0.67)                      $       (0.47)
Discontinued operations                                          $       (0.06)                      $       (0.06)
                                                                 -------------                       -------------
Total                                                            $       (0.73)                      $       (0.53)
                                                                 =============                       =============

Net income/(loss) per share - diluted
Continuing operations                                            $       (0.67)                      $       (0.47)
Discontinued operations                                          $       (0.06)                      $       (0.06)
                                                                 -------------                       -------------
Total                                                            $       (0.73)                      $       (0.53)
                                                                 =============                       =============
Shares used in per share calculation
               -basic                                              237,892,949                         237,892,949
               -diluted                                            237,892,949                         237,892,949

1) Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $0.5 million.

(2) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $5.5 million.

(3)   Amount reflects amortization of intangible assets of $41.1 million.

(4) Amount reflects amortization of intangible assets of $1.5 million from discontinued operations.